UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	001-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 14, 2015, Digital Realty Trust, Inc., which we refer to as “we,” “us,” or “our,” entered into (a) forward sale agreements with each of Bank of America, N.A., Morgan Stanley & Co. LLC and Citigroup Global Markets Inc. (collectively, the “forward purchasers”), and (b) together with Digital Realty Trust, L.P., which we refer to as the “operating partnership,” an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley and Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (collectively, the “underwriters”), and the forward purchasers, relating to the forward issuance and sale of 10,500,000 shares of our common stock at a public offering price of $68.00 per share (the “offering”).

On July 20, 2015, the forward purchasers or their affiliates borrowed and sold an aggregate of 10,500,000 shares of our common stock to the underwriters in connection with the closing of the offering. We intend (subject to our right to elect cash or net share settlement subject to certain conditions) to deliver, upon physical settlement of the forward sale agreements on one or more dates specified by us occurring no later than March 17, 2016, an aggregate of 10,500,000 shares of our common stock to the forward purchasers in exchange for cash proceeds per share equal to the applicable forward sale price, which will be the public offering price, less underwriting discounts and commissions, and will be subject to certain adjustments as provided in the forward sale agreements.

We have granted the underwriters an option, exercisable for 30 days from July 14, 2015, to purchase up to 1,575,000 additional shares of our common stock to cover overallotments, if any.

The shares were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to our effective shelf registration statement on Form S-3 (File Nos. 333-203535 and 333-203535-01). Copies of the underwriting agreement and each forward sale agreement are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibits.

In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues regarding our common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 14, 2015, by and among Digital Realty Trust, Inc., Digital Realty Trust, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Citigroup Global Markets, Inc., as representatives of the several underwriters named therein, and Bank of America, N.A., Morgan Stanley & Co. LLC and Citigroup Global Markets, Inc., each in its capacity as a forward seller.

1.2	Confirmation of Registered Forward Transaction, dated July 14, 2015, by and between Digital Realty Trust, Inc. and Bank of America, N.A.

1.3	Confirmation of Registered Forward Transaction, dated July 14, 2015, by and between Digital Realty Trust, Inc. and Morgan Stanley & Co. LLC.

1.4	Confirmation of Registered Forward Transaction, dated July 14, 2015, by and between Digital Realty Trust, Inc. and Citigroup Global Markets Inc.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills Senior Vice President, General Counsel and Secretary

Date: July 20, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 14, 2015, by and among Digital Realty Trust, Inc., Digital Realty Trust, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Citigroup Global Markets, Inc., as representatives of the several underwriters named therein, and Bank of America, N.A., Morgan Stanley & Co. LLC and Citigroup Global Markets, Inc., each in its capacity as a forward seller.

1.2	Confirmation of Registered Forward Transaction, dated July 14, 2015, by and between Digital Realty Trust, Inc. and Bank of America, N.A.

1.3	Confirmation of Registered Forward Transaction, dated July 14, 2015, by and between Digital Realty Trust, Inc. and Morgan Stanley & Co. LLC.

1.4	Confirmation of Registered Forward Transaction, dated July 14, 2015, by and between Digital Realty Trust, Inc. and Citigroup Global Markets Inc.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

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